                       AMENDMENT TO EMPLOYMENT AGREEMENTS

         AGREEMENT made as of March 1, 1999 by and among Nolbo, Inc., Marvin M. Nolley ("Nolley"), Bo G. Grektorp ("Grektorp") and Sean Flaherty ("Flaherty").

         WHEREAS, Messrs. Nolley, Grektorp and Flaherty each entered into employment agreements dated July 1, 1998 with Nolbo; and

         WHEREAS, the parties desire to amend the respective employment agreements of each of Messrs. Nolley, Grektorp and Flaherty.

         NOW, THEREFORE, it is agreed as follows:

         1. Section 2(a) of Nolley's employment agreement is hereby amended such that his base salary for the period July 1, 1998 to June 30, 1999 is $52,000. Thereafter, Nolley's base salary shall be $75,000, which the Board has the right to increase.

         2. Section 2 (a) of Grektorp's employment agreement is hereby amended such that his base salary for the period July 1, 1998 to June 30, 1999 is $-0-. Thereafter, Grektorp's base salary shall be $25,000, which the Board has the right to increase.

         3. Section 2 (a) of Flaherty's employment agreement is hereby amended such that his base salary for the period July 1, 1998 to June 30, 1999 is $10,000. Thereafter, Flaherty's base salary shall be $15,000, which the Board has the right to increase.

         4. Section 2 (c) is hereby added to Nolley's employment agreement and shall read as follows: "For the period June 1, 1998 to May 31, 1999, it was intended that Nolbo would pay a bonus equal to 10% of cash flow from operations with an amount to be received of not less than $12,500 and a maximum of $30,000. Nolbo and Nolley have agreed that the bonus for said period shall be $-0-. Thereafter, bonuses shall be at the discretion of Nolbo's Board of Directors."

         5. Section 2 (c) is hereby added to Grektorp's employment agreement and shall read as follows: "For the period June 1, 1998 to May 31, 1999, it was intended that Nolbo would pay a bonus equal to 5% of cash flow from operations with an amount to be received of not less than $5,000 and a maximum of $15,000. Nolbo and Grektorp have agreed that the bonus for said period shall be $-0-. Thereafter, bonuses shall be at the discretion of Nolbo's Board of Directors."

         6. Section 2 (c) is hereby added to Flaherty's employment agreement and shall read as follows: "For the period June 1, 1998 to May 31, 1999, it was intended that Nolbo would pay a bonus equal to 2-1/2% of cash flow from operations with an amount to be received of not less than $2,000 and a maximum of $6,000. Nolbo and Flaherty have agreed that the bonus for said period shall be $-0-. Thereafter, bonuses shall be at the discretion of Nolbo's Board of Directors."

         7. The respective employment agreements of Nolley, Grektorp and Flaherty as amended by this agreement represent the entire agreement between the parties and may only be amended in writing executed by the parties thereto. Except as set forth in this agreement.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

                  If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement and affixed their hands and seal the day and year first above written.


NOLBO, INC.

BY:  /s/ MARVIN M. NOLLEY
     -----------------------------------
         Marvin M. Nolley, President

     /s/ MARVIN M. NOLLEY
     -----------------------------------
              Marvin M. Nolley

     /s/ BO GREKTORP
     -----------------------------------
                Bo Grektorp

     /s/ SEAN FLAHERTY
     -----------------------------------
               Sean Flaherty